UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

FILED BY GREENWAY TECHNOLOGIES [ ]

FILED BY PARTY OTHER THAN GREENWAY TECHNOLOGIES, INC. [ X ]

CHECK THE APPROPRIATE BOX:

Preliminary Proxy Statement [ ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ]

Definitive Proxy Statement [ ]

Definitive Additional Materials [X]

Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12[ ]

GREENWAY TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

Michael R. Warner, D.D.S, Ph.D.

Estate of Betty A. Warner

T. Craig Takacs

Dynalyst Corporation

Blest, Ltd.

Sam H. Adams

Pine Spring Capital.

Berean Investments, LLC

Berean Pursuits, LLC

James B. Newton, M.D. and Barbara J. Newton, JTWROS

David R. Mayeux and Janie Mayeux, JTWROS

DJM Legacy Investments, LP

Strategic Family Ventures, LLC

Greer Family Trust Agreement

Jim Hylton

Timothy Halden

Richard Mitchen

OTC Companies

David Deison

Peter Deison

Richard J. Halden

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

i

Payment of filing fee (check the appropriate box):

[ X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ] Title of each class of securities to which transaction applies:

(1)

Aggregate number of securities to which transactions applies:

(2)

Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:

(3)

Proposed maximum aggregate value of transaction:

(4)

Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing party:

(4)

Date Filed:

ii

GREENWAY TECHNOLOGIES SHAREHOLDER COMMITTEE
109 West Church Street

Weatherford, Texas 76086
Telephone (817) 599-0901

_______

SUPPLEMENT TO PROXY STATEMENT

_______

SPECIAL MEETING OF GREENWAY TECHNOLOGIES SHAREHOLDERS, INC.
TO BE HELD ON APRIL 4, 2019

_______

To the Greenway Technologies, Inc. shareholders:

Pursuant to a Definitive Proxy Statement filed by the Greenway Technologies Shareholder Committee on February 8, 2019, you have previously been notified that the 2019 Special Meeting of the shareholders of Greenway Technologies, Inc., a Texas corporation (sometimes “Greenway Technologies”) will be held at 4:00 p.m., Central Time, on April 4, 2019, at the Holiday Inn located at 3005 Airport Freeway, Bedford, Texas 76021 (the “2019 Special Meeting”), for the following purposes:

1.

If the current president of Greenway Technologies refuses to act as the chairman of the 2019 Special Meeting, to elect David Deison as the chairman of the 2019 Special Meeting as described in the Proxy Statement (Proposal 1);

2.

To elect seven persons to the Greenway Technologies board of directors as described in the Proxy Statement (Proposal 2);

3.

To approve the reimbursement of the Greenway Technologies Shareholder Committee for all of its expenses in connection with the Notice and Proxy Statement as described in the Proxy Statement (Proposal 3);

4.

After the election of the persons described in Proposal 2, to ratify the appointment of Soles, Heyn & Company LLC as Greenway Technologies’ independent registered public accounting firm for the fiscal year ended December 31, 2018, as described in the Proxy Statement (Proposal 4); and

5.

To transact such other business as may properly come before the 2019 Special Meeting or any adjournment or postponement thereof.

On February 20, 2019, D. Patrick Six, a member of the Greenway Technologies Shareholder Committee, resigned as a member of the committee and also requested that his name be withdrawn as a candidate for election as a director or officer of Greenway Technologies and as one of the members of the committee to whom proxies may be granted as described in the Proxy Materials filed by the Greenway Technologies Shareholder Committee.  At the same time, Mr. Six resigned as a current member of the board of directors of Greenway Technologies.

As a result of Mr. Six’s resignation as a member of the board of directors of Greenway Technologies, the board of Greenway Technologies now consists of only six members and not seven as previously described in the Greenway Technologies Shareholder Committee Proxy Materials.  By his actions, Mr. Six will not be considered for selection as Vice President and Secretary of Greenway Technologies by the newly elected board of directors of Greenway Technologies.

Inasmuch as the board of directors of Greenway Technologies has been reduced from seven to six, as a result of the resignation of Mr. Six, and due to the resignation of Mr. Six as a member of the Greenway Technologies Shareholder Committee, the proposal to elect seven persons to the Greenway Technologies board of directors as described in the Greenway Technologies Shareholder Committee Proxy Statement (Proposal 2) has been changed from seven to six persons (excluding D. Patrick Six).  The enclosed paper GREEN proxy card reflects the change, as well as removing Mr. Six as one of the persons to whom proxies may be granted.

On February 22, 2019, the management of Greenway Technologies filed with Securities and Exchange Commission a preliminary proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, (the “PRE 14A”), whereby management gave notice of its intention to call an annual meeting of shareholders (the “Annual Meeting”) of Greenway Technologies.

Before proxies can be solicited pursuant to the PRE 14A filed by the management of Greenway Technologies, a DEF 14A must be filed by management.  At this time, we have no idea when the Annual Meeting will be held, but it is unlikely that it will be before April 4, 2019, the date of the 2019 Special Meeting called by the Greenway Technologies Shareholder Committee, due to the notice requirements contained in the rules of the Securities and Exchange Commission.

Due to the actions of D. Patrick Six, as above-specified, it is necessary to discuss the effect of Mr. Six’s actions on those shareholders who have already submitted proxies with respect to the election of directors as described in the Greenway Technologies Shareholder Committee Proxy Materials.  In addition, it is necessary to discuss the effect of the filing of the PRE 14A by the management of Greenway Technologies.

IT IS IMPORTANT FOR YOU TO READ THIS PROXY SUPPLEMENT AND VOTE ON THE ENCLOSED GREEN PROXY CARD.

The members of the Greenway Technologies Shareholder Committee unequivocally continue to support the proposals set forth in the Greenway Technologies Shareholder Committee Proxy Materials, as modified by this proxy supplement, and respectfully ask for your vote in accordance therewith.

THE PASSAGE OF THE PROPOSALS PUT FORWARD BY THE GREENWAY TECHNOLOGIES SHAREHOLDER COMMITTEE ARE NECESSARY FOR THE SURVIVAL OF GREENWAY TECHNOLOGIES BY THE INSTALATION OF PROPER MANAGEMENT IN ORDER TO IMPLEMENT THE GREENWAY TECHNOLOGIES GAS TO LIQUID TECHNOLOGY SO AS TO ENSURE LONG TERM GROWTH FOR GREENWAY TECHNOLOGIES AND TO INCREASE SHAREHOLDER VALUE.

We believe it is important to address some key questions you may have.

What About The Annual Meeting Called By Management?

As mentioned above, management of Greenway Technologies has filed the PRE 14A on February 22, 2019, purporting to call an Annual Meeting.  The PRE 14A is deficient in many respects, all of which will have to be resolved, before proxies may be solicited by management, pursuant to a DEF 14A, in connection with the proposed Annual Meeting.

Consequently, the putative calling of the Annual Meeting by management should have no effect on the 2019 Special Meeting, due to the likelihood that the Annual Meeting cannot be held before April 4, 2019, inasmuch as management is not expected to meet the time requirements to call for a meeting before April 4, 2019. If, at the 2019 Special Meeting on April 4, 2019, management of Greenway Technologies is replaced by the slate proposed by the Greenway Technologies Shareholder Committee, which should be before the Annual Meeting, the PRE 14A filed by management is expected to be withdrawn by the new management.

If I Voted Previously for D. Patrick Six, How Can I Change My Vote?

Registered shareholders can revoke their proxy at any time before it is voted at the 2019 Special Meeting, by:

•

Submitting another timely, later-dated proxy by Internet, telephone or mail, as discussed below;

•

Delivering timely written notice of revocation to our proxy coordinator, Mr. Richard Kaiser, at yes@yesinternational.com, or contact him by mail at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452; or

•

Attending the 2019 Special Meeting and voting in person.

Street name shareholders can change their vote by going to the website www.yesinternational.com/shareholders/vote.htm or calling toll-free (800) 631-8127 and entering your control number in order to change your vote.

If I Voted Previously for D. Patrick Six, But Do Not Submit a New Proxy, Will My Vote for Mr. Six Still Count?

No.  Inasmuch as Mr. Six has announced that he will not be a candidate for election to the board of directors of Greenway Technologies, any votes for him will not be counted.  However, your proxy will count for attendance purposes and for the other votes that you have cast.

How Can I Vote Without Attending the 2019 Special Meeting?

There are three convenient methods for registered shareholders to direct their vote by proxy without attending the 2019 Special Meeting:

•

INTERNET - Access www.yesinternational.com/shareholders/vote.htm and follow the on-screen instructions, and have your paper GREEN proxy card available when you access the web page.  You will need to use the control number appearing on your paper GREEN proxy card to vote via the Internet.  You can use the Internet to transmit your voting instructions up until 11:59 p.m., Central Time, on April 3, 2019.  Internet voting is available 24 hours a day.  If you submit your proxy via the Internet you do NOT need to submit a proxy by telephone or return a paper GREEN proxy card.

•

TELEPHONE - Call toll-free (800) 631-8127 on a touch-tone telephone and follow the instructions and have your paper GREEN proxy card available when you call.  You will need to use the control number appearing on your paper GREEN proxy card to submit your proxy by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m., Central Time, on April 3, 2019.  Telephone voting is available 24 hours a day.  If you submit your proxy by telephone you do NOT need to submit a proxy over the Internet or return a paper GREEN proxy card.

•

MAIL - You can submit your proxy by marking, dating and signing the paper GREEN proxy card, and returning it in the postage-paid envelope provided.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the 2019 Special Meeting.  Paper GREEN proxy cards should not be sent by the shareholder to Greenway Technologies.  Please instead use the pre-addressed, postage-paid envelope that is provided.

Can I Vote In Person at the 2019 Special Meeting?

You may vote your shares in person by attending the 2019 Special Meeting.  The last vote you submit chronologically (by any means) will supersede your prior vote(s).  Your attendance at the 2019 Special Meeting will not, by itself, revoke your proxy.

If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet or telephone, as discussed above.

How Do I Vote If I Never Received A Paper GREEN Proxy Card And Do Not Have My Control Number?

If you hold your shares through a bank or broker in street name and need assistance in receiving your control number to vote, please contact our proxy coordinator, Mr. Richard Kaiser, at (757) 306-6090, or email him at yes@yesinternational.com, or contact him by mail at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452.

Pursuant to rules promulgated by the Securities and Exchange Commission, you are being mailed, free of charge, this supplement to the Greenway Technologies Shareholder Committee Proxy Materials which contains a revised paper GREEN proxy card, which does not contain the name of D. Patrick Six as a potential director and one to whom a proxy may be granted.  The two of individuals named in the enclosed paper GREEN proxy card, Dave Deison and Michael R. Warner, D.D.S., Ph.D., are members of the Greenway Technologies Shareholder Committee, and have been nominated as new directors of Greenway Technologies.  A shareholder wishing to appoint some other person (who needs not be a shareholder of Greenway Technologies) to represent him at the 2019 Special Meeting has the right to do so, either by inserting such person’s name in the form of proxy or by completing another form of proxy.  If you decide to attend the meeting, you will be able to vote in person, even if you previously have voted by another means.

Whether you own few or many shares of stock, it is important that your Greenway Technologies shares be represented and voted at the 2019 Special Meeting.  If you are unable to attend the 2019 Special Meeting, it is important that you timely vote your Greenway Technologies shares in advance, using one of the procedures mentioned above and as more fully described in the Proxy Statement.  If you have any questions or need assistance in voting your Greenway Technologies shares, please call our proxy coordinator, Mr. Richard Kaiser, at (757) 306-6090, or email him at yes@yesinternational.com, or contact him by mail at 3419 Virginia Beach Boulevard, Unit 252, Virginia Beach, Virginia 23452.

We look forward to your participation in the 2019 Special Meeting.

Very truly yours,

/s/ David Deison,

Chairman of the Greenway Technologies Shareholder Committee

================================================================================

PAPER GREEN PROXY CARD

2019 SPECIAL MEETING OF SHAREHOLDERS OF
GREENWAY TECHNOLOGIES, INC.

April 4, 2019

PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.yesinternational.com/shareholders/vote.htm” and follow the on-screen instructions, and have your paper GREEN proxy card available when you access the web page.
TELEPHONE - Call toll-free (800) 631-8127 on a touch-tone telephone and follow the instructions and have your proxy card available when you call.

Vote online/phone until 11:59 p.m., Central Time, the day before the 2019 Special Meeting.

MAIL - Sign, date and mail your paper GREEN proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the 2019 Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

PROPOSAL 2	OTHER PROPOSALS	FOR	AGAINST	ABSTAIN

Election of Directors. To elect the six Directors listed in the attached Proxy Statement (Proposal 2);

FOR ALL NOMINEES

 [   ] T. Craig Takacs

 [   ] David Deison

 [   ] William T. Dame

 [   ] Adam Becker

 [   ] James Newton

 [   ] Michael R. Warner

WITHHOLD AUTHORITY

FOR ALL NOMINEES    [   ]

FOR ALL EXCEPT

(See instructions below)

 [   ] T. Craig Takacs

 [   ] David Deison

 [   ] William T. Dame

 [   ] Adam Becker

 [   ] James Newton

 [   ] Michael R. Warner

If the current president of Greenway Technologies refuses to act as the chairman of the 2019 Special Meeting, to elect David Deison as the chairman of the 2019 Special Meeting (Proposal 1)

To approve the reimbursement of the Greenway Technologies Shareholder Committee for all of its expenses in connection with the Notice and Proxy Statement (Proposal 3);

Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the selection of Soles, Heyn & Company LLC as Greenway Technologies’ independent registered public accounting firm for the current fiscal year (Proposal 4); and

Other Business. To conduct such other business as may properly come before the 2019 Special Meeting or any adjournments thereof, including approving any such adjournment, if necessary.

		[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]

INSTRUCTIONS: To Withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: [X]

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this paper GREEN proxy card.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GREENWAY TECHNOLOGIES, INC. SHAREHOLDER COMMITTEE

Paper GREEN proxy card for 2019 Special Meeting of Shareholders

TO BE HELD ON APRIL 4, 2019

THIS PROXY IS SOLICITED ON BEHALF OF GREENWAY TECHNOLOGIES SHAREHOLDER COMMITTEE, A DISSIDENT GROUP OF SHAREHOLDERS

The undersigned, revoking all prior proxies, hereby appoint(s) David Deison and Michael R. Warner, D.D.S., Ph.D., and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Greenway Technologies, Inc. which the undersigned would be entitled to vote if personally present at the 2019 Special Meeting of Shareholders of Greenway Technologies to be held at 4:00 p.m., Central Time, on April 4, 2019, at the Holiday Inn located at 3005 Airport Freeway, Bedford, Texas 76021, and at any adjournment thereof.  In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this paper GREEN proxy card.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.